Exhibit 99.1
Investor Day December 2, 2010

Forward-Looking Statements adverse publicity or lack of confidence in Sysco's products could negatively impact its reputation and reduce sales and earnings; product liability claims could require significant cash outlays or earnings charges; expansion internationally and into complementary lines of business may not be successful; Sysco could have significant liability under multi-employer defined benefit pension plans; Sysco's leverage and debt risks; the successful completion of acquisitions and integration of acquired companies as well as the risk that acquisitions could negatively impact the Company's stock price, operating results or debt ratio or significantly increase the Company's liquidity requirements; the risk of interruption of supplies or increases in product costs due to lack of long-term contracts, severe weather, work stoppages or otherwise; construction schedules; competitive conditions; labor issues, including the failure to successfully renegotiate union contracts as they expire; and internal factors such as the ability to increase efficiencies, control expenses and successfully executive growth strategies. Earnings are also impacted by Company owned life insurance policies, the value of which fluctuates with the stock market and results in variability of operating expenses, pension expense, and option expensing, which is based on certain assumptions regarding the number and fair value of options granted, resulting tax benefits and shares outstanding. Capital expenditures and other cash expenditures may vary from those projected based on changes in business plans and other factors, including the timing and successful completion of acquisitions, construction and implementation schedules and the possibility that other cash requirements could result in delays or cancellations of capital spending or reductions in dividends and stock repurchases. Caution should be taken not to place undue reliance on Sysco's forward-looking statements, particularly those statements that relate to periods beyond fiscal 2011, which statements represent Sysco's views only as of December 2, 2010, and which Sysco has no current intentions to update. For a discussion of additional factors impacting Sysco's business, see the Company's Annual Report on Form 10-K for the year ended July 3, 2010 as filed with the Securities and Exchange Commission. Certain statements made herein are forward-looking statements under the Private Securities Litigation Reform Act of 1995. They include statements regarding: Sysco's potential to grow in the U.S. and Canadian foodservice market and expectations regarding future market and industry growth; initiatives to improve customer retention and penetration; opportunities for fold-in acquisitions; the development and refinement of our sales strategy by segment; our ability to leverage our enterprise capabilities and exploit competitive advantages on an enterprise level; opportunities to grow share across all account types and customer segments; our strategy to improve productivity and expand our portfolio of products and services; our execution plan to optimize and expand our core business, including potential strategic acquisitions of core and adjacent businesses; our strategies and expectations regarding sales, earnings and earnings per share growth and maintenance of our ROIC in order to achieve consistent and profitable growth; productivity initiatives, including headcount maintenance and reduction, the Business Transformation Project and the launch of Sysco Business Services; expected costs and long-term benefits of the Business Transformation Project and the project's timeline; expectations regarding capital expenditures, generation of cash, and availability of cash for strategic uses and expected uses of cash; and expectations regarding improvements in sales force productivity. These statements involve risks and uncertainties and are based on management's current expectations and estimates; actual results may differ materially. Those risks and uncertainties that could impact these statements include: management's allocation of capital and the timing of capital purchases including purchases related to the Business Transformation Project, facilities, fleet and equipment; risks related to the Company's implementation of its Business Transformation Project, including the risk that the project may not be successfully implemented, may not be implemented on schedule or may not prove cost effective; risks that pertain to Sysco's business, including the risks relating to: the foodservice distribution industry's relatively low profit margins and sensitivity to general economic conditions, including the current economic environment and consumer spending; significant inflation or deflation can affect Sysco's product costs and profitability; Sysco may not be able to fully compensate for increases in fuel expense; 2

Bill DeLaney President & CEO

Building From a Strong Foundation Our Heritage Our People Our Market Position Visionary Founder Legacy of Iconic Leaders Great People Rich Culture Strong Core Values Financial Strength Market Leadership $200+ Billion Market 4

Sysco Serves a $200+ Billion Market Potential (U.S.) $158 B Sysco Sales (U.S.) $33 B Potential (Canada) $16 B Sysco Sales (Canada) $4 B Canada Foodservice Market: approximately $20 B U.S. Foodservice Market: approximately $190 B Total Core Market: approximately $200 B + = Sysco's Core Foodservice Market (U.S. and Canada)1 5 1 Represents Sysco FY10 results and market CY09 estimates

Top 10 Regional Broadline Distributors Maines $3 B FSA / SSA $3 B Ben E Keith: $2 B Cheney: $800 M IFH: $600 M Agar: $500 M Sysco's Competitive Landscape (More than 16,500 distributors) Sysco $37 B 17% US Foodservice $19 B, 9% PFG $10 B, 5% Top 10 Regionals $23 B, 11% GFS $7 B Reinhart $4 B Shamrock: $2 B Labatt: $900 M Other (~16,490) $121 B, 58% Sysco is the Leader in a Highly Fragmented Market 6 Source: Sysco FY10 results; market data represents CY09 sales per ID Access

Sysco Has Key Competitive Advantages In early phases of fully exploiting these advantages Highly efficient supply chain & broad network Large, experienced sales force Premier customer service Business reviews Depth of product offering including Sysco brand Enterprise scale & scope Continuous investment in the business Competitive Advantages Build Strong Customer Relationships 7

$191 B Opportunities Exist to Grow Share Across All Account Types Sysco U.S. Sales and Market Potential1 Contract Potential (Broadline) $76 B Contract Sales (Broadline) $14 B Street Potential $43B Street Sales $14 B Contract Potential (SYGMA) $39 B Contract Sales (SYGMA) $5 B 8 1 Represents Sysco FY09 results and market CY09 estimates based on third party data

The Foodservice Market Consists of a Diverse Customer Base U.S. Foodservice Distribution Market by Customer Segment, CY2009 $191 B Other includes: Vending: $10 B Military: $2 B Corrections: $2 B Misc.: $1 B Retail Hosts: $18 B, 9% Travel & Leisure: $14 B, 7% B&I: $7 B, 4% Healthcare: $11 B, 6% Other: $15 B, 8% Education: $16 B, 8% 9 Source: Technomic

Sysco's U.S. Market Size and Share - CY2009 We Have Opportunities Across All Customer Segments 10 Source: Technomic Restaurants Travel & Leisure Education Health- care U.S. Potential Market Size ($B) $110 $16 $14 $11 Sysco's Market Share (%) 100% 0% Total: $191 B Sysco Share: 17% 17% 36% 21% 12% 91 7 11 14 19 4 3 2 35 14% 5 All Other $40

Changing Industry Dynamics Require New Approach Sysco Growth vs. Foodservice Market Growth CAGR High growth Maturing market Economic downturn 3.6X 2.0X 1.9X 1.6X 2.0X 11 Source: Internal estimates and third party data

To market and deliver great products to our customers with exceptional service Our Mission What we do every day 12

Our Vision To be our customers' most valued and trusted business partner What we aspire to 13

Our Strategy Profoundly enrich the experience of doing business with Sysco Continuously improve productivity in all areas of our business Expand our portfolio of products and services by initiating a customer-centric innovation program Explore, assess and pursue new businesses and markets Develop and effectively integrate a comprehensive, enterprise-wide talent management process 14

Optimize Core Invest in Core Business Accelerate Contract Sales Growth Optimize Fold-in Acquisitions Increase Customer Retention Innovation Optimize the Core Business Transformation Executing Our Strategy Potential Strategic Acquisitions Expand the Core Talent Management 15

Mike Green EVP, Foodservice Operations

Accelerate Contract Sales Growth Optimize Fold-in Acquisitions Innovation Optimize the Core Executing Our Strategy Potential Strategic Acquisitions Expand the Core Talent Management 17 Invest in Core Business Increase Customer Retention Business Transformation

Competition Varies by Region

Key Competitors - National

- US Foodservice
- Group Affiliations (e.g. DMA)

Key Competitors - North

- Gordon Food Service
- Performance Food Group
- Reinhart



WEST
Northwest
California
Rocky Mountains
NORTH
Great Plains
Midwest
Mideast
Northeast
SOUTH
Mid-Atlantic
Southwest
Southeast
Florida

Key Competitors - West

- FSA / SSA
- Ben E Keith
- Shamrock
- Nicholas & Company

Key Competitors - South

- Performance Food Group
- Cheney Brothers
- Gordon Food Service

Good things come from Sysco

18

Ireland Majority of Broadline Operating Companies are Market Leaders 19

Core Optimization Framework Core Optimization Grow Sales Contract Sales Street Sales Increase Productivity Warehouse and Delivery Retention Penetration Small Acquisitions National Merchandising and Supply Chain National Merchandising and Supply Chain SG&A 20

Opportunities Exist to Grow Share Across All Account Types Sysco U.S. Sales and Market Potential1 $191 B Contract Potential (Broadline) $76 B Contract Sales (Broadline) $14 B Street Potential $43B Street Sales $14 B Contract Potential (SYGMA) $39 B Contract Sales (SYGMA) $5 B 21 1 Represents Sysco FY09 results and market CY09 estimates based on third party data

Initiatives to Improve Customer Retention and Penetration Full engagement of Operating Company Senior Management & involvement of newly created Market VPs Improve awareness of early warning indicators of potential lost business Improve tracking and root-cause analysis of lost business Work collaboratively with customers on credit issues Continue to focus on customer service Continue to more effectively target top customers for Business Reviews Increased collaboration between broadliners and specialty companies (e.g. recent change in meat company organization structure) 22

Investing in Sales Force to Support Sales Growth Marketing Associate (MA) Headcount Year-Over-Year Change 23 High correlation between MA headcount and sales

Increase Level of Business Reviews VIDEO Drives retention and new sales 24

Street Sales Focus Customer retention and penetration, small acquisitions Core Optimization Grow Sales Contract Sales Street Sales Increase Productivity Warehouse and Delivery Retention Penetration Small Acquisitions National Merchandising and Supply Chain National Merchandising and Supply Chain SG&A 25

Many Opportunities for Fold-In Acquisitions Segmentation of Acquisition Potential (Approximately $200B Foodservice Distribution Market) Regional Distributors (sales >$400 MM) National Distributors (Sysco, USF, PFG) Local Distributors (Potential Fold-In Acquisitions, each with sales of $10 - $400 MM) Other (more than 13,000 with sales <$10 MM) Major Systems Distributors 26 Source: Internal Estimates and third party data

Continued Focus on Productivity Improvements Core Optimization Grow Sales Contract Sales Street Sales Increase Productivity Warehouse and Delivery Retention Penetration Small Acquisitions National Merchandising and Supply Chain National Merchandising and Supply Chain SG&A 27

Productivity Initiatives Initiatives enable us to grow operating income faster than sales Near-Term Productivity Initiatives Hold headcount constant in non-operating areas and continue to look for opportunities to reduce headcount Continue to balance outbound cases across days of the week to realize labor cost savings Implement / upgrade systems on enterprise-wide basis prior to ERP deployment Continue to develop and ensure compliance with standard policies and practices Business Transformation Productivity Initiatives Launch of Sysco Business Services (SBS) enables better leverage of Sysco scale and associates Realign sales force, allowing increased selling time and productivity of selling time Develop full customer profitability model and performance dashboards, allowing for better management of cost to serve 28

Warehouse Cases Per Manhour Warehouse Cases Per Manhour have improved 63% since FY00 Note: Data for Sysco US Broadline companies 29 5.0% CAGR

Cases Per Trip have improved 24% since FY00 Cases Per Trip 30 Note: Data for Sysco US Broadline companies 2.2% CAGR

< $50MM $50MM - $100MM > $100MM Continuous Investments in the Business... Capital investment greater than $10M (FY06 - FY10) 31

....Despite Challenging Economy Growth in cases provides foundation for further investment in the business: Foldouts - Long Island Land purchase in Southern California RDCs - Break ground on Indiana site in Spring 2011 Marketing Associate headcount growth Case Volume (U.S. Broadline ) 32

Well Positioned For Further Profitability Improvement Investing in MA headcount to improve street sales Focused on customer retention & penetration Focused on productivity & efficiency in operations 33

Larry Pulliam EVP, Foodservice Operations

Executing Our Strategy Invest in Core Business Optimize Fold-in Acquisitions Increase Customer Retention Innovation Optimize the Core Business Transformation Potential Strategic Acquisitions Expand the Core Talent Management 35 Accelerate Contract Sales Growth

Opportunities Exist to Grow Share Across All Account Types Sysco U.S. Sales and Market Potential1 $191 B Contract Potential (Broadline) $76 B Contract Sales (Broadline) $14 B Street Potential $43B Street Sales $14 B Contract Potential (SYGMA) $39 B Contract Sales (SYGMA) $5 B 36 1 Represents Sysco FY09 results and market CY09 estimates based on third party data

Identifying Opportunities for Growth Example of Penetration Opportunities1 Type of Customer Share of Wallet (Total Enterprise) Unit Penetration (Locations Served) Share of Wallet (of Units Served) CMU2 Customer SYGMA Customer 36% 38% 92% Sysco Rest of Account 6% 7% Recently won Sysco business 90% 37 1 Source: Internal estimates and third party data 2 Corporate Multi-Unit/ Broadline contract

Contract Sales Strategy Take a More Targeted, Strategic Approach to Sales Leverage Our Enterprise Capabilities to Best Serve our Customers Structure and Enable Our Resources to Focus on Sales and be More Customer Centric 1 2 3 38

Developed: Segment-specific sales specialist Detailed prospect lists A More Targeted, Strategic Approach to Sales Analyzed: Segment Size Segment Share Segment Profitability Our Capabilities Prioritized: Restaurants Healthcare Travel & Leisure Education 39

Sysco's U.S. Contract Sales Market Size and Share Opportunity Drives Our Priorities Source: Internal estimates and third party data 40 Restaurants Travel & Leisure Edu- cation Health- care U.S. Contract Potential Market Size ($B) $75 $10 $11 $9 Sysco's Market Share (%) 100% All Other $30 Focus Area 0% 13% Total: $135 B Sysco Share: 14% 41% 17% 15% 8%

Developing and Refining Our Sales Strategy by Segment Segment Restaurants Travel & Leisure Education Prioritize target list Enhance business reviews Leverage local relationships Key Next Steps Healthcare Create healthcare sales department Enhance acute care offerings Adopt programs to facilitate local Operating Company sales Leverage our enterprise capabilities and operating company relationships to support the Higher Education Foodservice segment Collaborate with Guest Supply Dedicated specialists (lodging, cruise lines, gaming and casinos) Provide segment specific value-added services / offerings Adopt programs to facilitate local Operating Company sales 41

Leveraging Our Enterprise Capabilities Our quality relationships and our breadth of offerings is what differentiates us from our competition Sourcing & Supply Chain Leverage Sysco's size & resources Sysco Meat Access to a comprehensive produce supply chain Ability to integrate off- shore units within contracts Access to hospitality supplies Access to premium meat products Ability to serve chains across U.S. and Canada Long-haul ability to efficiently move large freight Working Together to Grow Sales Strong local relationships Local OpCos 42

Key Takeaways Significant opportunities exist to grow market share in contract business We have developed strategic priorities to take advantage of market opportunities Approach sales in a more targeted, strategic manner Structure our resources to support sales strategy and customer priorities Leverage enterprise capabilities Business transformation will generate further efficiencies in the next few years 43

Jim Hope EVP, Business Transformation

Executing Our Strategy Optimize Core Invest in Core Business Accelerate Contract Sales Growth Optimize Fold-in Acquisitions Increase Customer Retention Innovation Optimize the Core Business Transformation Potential Strategic Acquisitions Expand the Core Talent Management 45

Business Transformation Grow sales, reduce operating costs and make more effective decisions Centralize task-based work Leverage improved data Manage cost to serve Shared Services Enhance customer experience Improve sales force productivity Sales and Marketing Support sales force Develop enterprise- wide view Data Management Business Transformation 46

Sales & Marketing

Improve Sales Force Productivity Evolution of percentage of time spent on enterprise activities 25% 50% 75% 100% 5 45% Admin 25% Travel 30% Sales & Consultation (Today) More time with customers for selling and merchandising Admin 25% Travel 50% Sales & Consultation (Future) 48

CRM is Designed to Drive Sales Growth Customer relationship management program (CRM) will help Sysco understand customers' needs and behaviors in order to develop stronger relationships "CRM program thus far has been a great time management tool in planning daily activities. I definitely see how the program will help increase sales..." MA, Houston Operating Company Allows MA's to manage more accounts, more effectively Improves management of sales process by providing increased visibility into sales activities Provides a company-wide communication tool and captures customer touch points 49

Sysco Market Phase I: eSysco Replacement Order Management Rolling Out Sysco Market... Sysco Market - SAP Based on extensive customer feedback Extended search capabilities Product images Promotion and campaign marketing capability Nutrition and other product attributes Sales and customer on same application SAP Foundation Sysco Market - SUS Designed by customers and sales team Improved search and filter Easier to learn and use Improved speed Easier order guide management SUS Foundation 50

....to Favorable Reviews "We are using it and love it. Seems to be flawless. Easy to use and has cut 30 minutes off our time that it takes to order." Jason Talcott, CEC, Chef-Manager, Northrop Grumman SLC 51

Satisfying Customers and Managing Cost-to- Serve Allowing customers to choose their preferred service level Improves the customer experience Increases sales force effectiveness Balances cost-to-sell, customer satisfaction and growth Customer Service Model Dedicated Marketing Associate Marketing Associate Interaction Frequency Customer Self Serve Activity High touch ? ??? ? Medium touch ? ?? ?? Low touch ? ? ??? 52

Shared Services Sysco Business Services (SBS)

Sysco Business Services (SBS) Centralizes administrative functions and standardizes processes for: Sales order support Billing and invoice support Catalog and order guide management Pricing management Contract management Human Resources support Continuous Improvement - With standardized processes in place, Sysco will measure service delivery and continually improve upon results Platform for Growth - Equipped with leading technologies and business processes, SBS facilitates integration of acquisitions Overhead Management - Leverage our resources performing transactional activities SBS allows for reduced complexity and improved service levels for our customers, employees and suppliers What SBS does .... How it benefits us .... 54

Data Management Data Mining "Finding the Clues Hidden in the Data"

More Informed Decisions Driving Improved Operations Improved visibility of product deliveries and inventory levels Enhanced financial forecasting process providing: Automated forecasting based on historical data and business trends Better ability to identify and track significant risks and trends Improving Strategic Decision Making Delivering Hindsight, Insight and Foresight on profitability using Executive Dashboards Improved visibility to product and customer profitability Visibility to leading indicators of lost sales Results: Executives move away from data gathering work and focus on analysis and driving performance 56

Project Status

Project Accomplishments to Date Design future business processes Map processes to new system Build and configure initial system Complete three rounds of integration testing Purchase and prepare SBS facility Launch SBS recruiting and hiring Establish, include and utilize massive stakeholder engagement network Develop associate training program Develop Operating Organizational Design Build deployment plan Deploy upgrade of Sysco Market - SUS Deploy fuel management system Deploy financial forecasting tool Deploy enterprise sourcing tool Pilot sales force automation tool Simplify and rationalize benefits and compensation plans Standardize all warehouse and transportation management systems to a common version Early Pilots / Deployments Core Transformation 58

First Broadline operating company is launched Fall 2010 Q1 Calendar 2011 Summer /Fall 2011 New systems and processes are tested Stabilization Period 4 operating companies are launched Any necessary modifications and process changes are made to address customer, supplier and employee feedback The first operating company will "go-live" as our pilot location, ensuring we realize the benefits of our new technology and processes Mock trials held to ensure the system is ready to serve our customers 10-15 operating companies launched every 3-4 months Business Transformation Timeline 59

Risk Mitigation Significant executive involvement throughout project timeline Measured implementation timeline Only one company will go live in first quarter calendar 2011 Stabilization period to monitor implementation and make changes Roll out other U.S. Broadline companies in waves of 10 to 15 over a two-year period Design and testing incorporates feedback and ideas from hundreds of top Sysco performers No substantial changes to primary warehouse and delivery operating systems Deployment plan uses existing Business Transformation staff in deployment roles and facilitates interaction among Project team, SBS and other key stakeholders Change management Robust training program Employee, supplier, and customer communications 60

All Stakeholders Will Benefit Suppliers become more involved in the planning process Enhanced category management A Sysco that is easier to do business with People, process and technology in position to grow sales Increased productivity and efficiency Timely, accurate information to manage the business more effectively Consistent, easy access to information A rich, significantly improved customer experience A Sysco that is easier to do business with Shareholders Customers Key Suppliers Consistent, easy access to information Simplified HR process Part of a winning team Associates 61

Chris Kreidler EVP & CFO

Invest in Core Business Accelerate Contract Sales Growth Increase Customer Retention Innovation Optimize the Core Business Transformation Executing Our Strategy Potential Strategic Acquisitions Expand the Core Talent Management 63 Optimize Fold-in Acquisitions

Top 10 Regional Broadline Distributors Maines $3 B FSA / SSA $3 B Ben E Keith: $2 B Cheney: $800 M IFH: $600 M Agar: $500 M More than 16,500 distributors Sysco $37 B 17% US Foodservice $19 B, 9% PFG $10 B, 5% Top 10 Regionals $23 B, 11% GFS $7 B Reinhart $4 B Shamrock: $2 B Labatt: $900 M Other (~16,490) $121 B, 58% Food Distribution Market Landscape 64 Source: Sysco FY10 results; market data represents CY09 sales per ID Access

Many Opportunities for Fold-In Acquisitions Segmentation of Acquisition Potential ($B; # of Distributors) (Approximately $200B Foodservice Distribution Market) Regional Distributors (sales >$400 MM) $23 B; 13 Sales $70 -$400 MM National Distributors (Sysco, USF, PFG) $66B; 3 Potential Small Acquisitions (sales $10 - $400 MM) $92B; ~3,000 Other (sales <$10 MM) $7 B; 13,380 Major Systems Distributors $21 B; 6 Broadline $27B; 570 Sales $10 -$70 MM Specialty Distributors $36B; 2,000+ $10B; 395 $17B; 175 Specialty Distributors $29B; 400 Source: Internal estimates and third party data 65

Increased Focus on Acquisition Opportunities Management realignment increases internal resources Working more with bankers and business brokers Pipeline of deals has doubled compared to one year ago Building relationships and a pipeline of potential deals Ramp-up Sourcing Refining Process Proactively developing relationships throughout the industry Cross-functional, coordinated execution and integration process 66

Potential Strategic Acquisitions Potential Strategic Acquisitions U.S. and Canada International New Adjacencies 67

Formula for Success Grow Sales Faster Than the Industry Grow Earnings Faster Than Sales Maintain Industry- Leading ROIC Positions Sysco for consistent and profitable growth 68

Key Financial Objectives & Assumptions Approach $50B in annual sales by FY15 FY10 sales $37B Growth of ~5% annually Grow Sales Faster Than the Industry 69

Total Restaurant Dollars, % Change vs. Year Ago Restaurant Spending Beginning to Improve Source: NPD Group Environment has improved, but remains under pressure 70

Real Growth Expected To Be Very Modest Foodservice Industry YOY Real Market Growth (U.S.) Technomic October 2010 Forecast 71

However, Inflation Should Contribute to Nominal Market Growth Food Away From Home Inflation Rates Inflation Range = Minimum Inflation Rate to Maximum Inflation Rate Median Inflation Rate Ending Year of Five Year Rolling Period Source: U.S. Bureau of Labor Statistics 72

Key Financial Objectives & Assumptions Approach $50B in annual sales by FY15 Assume modest industry growth of 2-3% Real growth Inflation Grow Sales Faster Than the Industry 73

Sysco Has Consistently Been Able to Grow Faster Than the Foodservice Market Sysco Growth vs. Foodservice Market Growth CAGR 3.6X 2.0X 1.9X 1.6X 2.0X High Growth Maturing Market Economic Downturn 74 Source: Internal estimates and third party data

Consistent Ability To Achieve Share Gains Decomposition of Sysco's Historical Sales Growth Acquisition of CFS in 1988 fills out the map in the U.S. Acquisition of Serca in 2002 fills out the map in Canada 75 Source: Internal estimates and third party data

76 Sysco Has Consistently Found A Way To Gain Industry Share Market share gain of 1/2 ppt. equates to approximately 3% in additional sales Source: Internal estimates and third party data Average of 1/2 point share gain per year

Key Financial Objectives & Assumptions Approach $50B in annual sales by FY15 Assume modest industry growth of 2-3% Assume additional Sysco growth of 2-3% Market share gains Acquisitions Grow Sales Faster Than the Industry 77 Total sales growth of 4 - 6% annually

Key Financial Objectives & Assumptions Approach $50B in annual sales by FY15 Assume modest industry growth of 2-3% Assume additional Sysco growth of 2-3% Grow Earnings Faster Than Sales Achieve $3.00 EPS in FY15 FY10 EPS of $1.99 Implied growth rate of ~9% Grow Sales Faster Than the Industry 78

Leveraging Scale, Technology Improvements, Productivity History of Operating Margin Improvements $MM of Operating Income 79 % Change YOY in Operating Income Operating Margin Improvement of ~70 bps over 5 years

Productivity Initiatives Initiatives enable us to grow operating income faster than sales Near-Term Productivity Initiatives Hold headcount constant in non-operating areas and continue to look for opportunities to reduce headcount Continue to balance outbound cases across days of the week to realize labor cost savings Implement / upgrade systems on enterprise-wide basis prior to ERP deployment Continue to develop and ensure compliance with standard policies and practices Business Transformation Productivity Initiatives Launch Sysco Business Services (SBS), to better leverage Sysco scale and associates Realign sales force, allowing increased selling time and productivity of selling time Develop full customer profitability model and performance dashboards, allowing for better management of cost to serve 80

Current Expectations

Earnings Growth



Implied CAGR of ~ 9%
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
Earnings Per Share
$1.99
~1 point combined operating margin improvement
$3.00
FY10 Actual EPS
Sales Dollar Growth @ 5%
Expanded Operating Margins – "Traditional" Productivity Improvements
Expanded Operating Margins – Business Transformation
FY15 EPS Objective

Growth Rate Not Linear

Good things come from Sysco

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Key Financial Objectives & Assumptions Approach $50B in annual sales by FY15 Assume modest industry growth of 2-3% Assume additional Sysco growth of 2-3% Achieve $3.00 EPS in FY15 Implied sales growth of ~5% Assume 1 ppt of operating margin expansion Maintain Industry- Leading ROIC Approach 20% ROIC Assumes no significant acquisitions Assumes no significant increase in debt Grow Earnings Faster Than Sales Grow Sales Faster Than the Industry 82

We Expect to Generate Significant Cash Flow Over Next Five Years FY11 - FY15 Targeted Operating Cash Flow (includes remaining IRS payments) $ 8 - 10 B Capital Costs, net (includes business transformation capital) $ (3 - 3.5) B Available for Acquisitions, Dividends, Share Repurchases, Other $ 5 - 6.5 B Sufficient cash flow available for acquisitions, dividends, share repurchases & other 83

Land & Bldg 55% Fleet 20% IT 15% Other 10% Projected Capital Expenditures Land & Buildings include: Foldouts in Long Island and So. California Replacement of Boston, Central Texas & 1-2 other facilities RDC's: Indiana & 4th facility Multiple facility expansions IT includes: Business transformation 84

There is Sufficient Cash Flow to Fund Our Strategic Objectives 85

Strong Balance Sheet Provides Flexibility $1.4 billion in operating cash flow in FY2010, excluding IRS payments Less than $700 million in debt payments over the next five years Undrawn $1.3 billion commercial paper facility Corporation rating of AA- Highest ratings for short- term debt Standard & Poor's = A1+, Moody's = P-1 Debt Maturities ($ Millions) As of 7/3/10 86

Business Transformation Requires $900MM Multi-Year Investment Estimated Total Cash Expenditures ($ millions) 87

Business Transformation Yields Significant Long-Term Benefits

Costs will exceed benefits in early phase of implementation

Projected Incremental Impact of Business Transformation Project

	FY10A	FY11E	FY12E	FY13E	FY14E	FY15E
	Period of Investment					
Incremental EPS Impact	($0.02)	($0.06-$0.09)	($0.16-$0.19)	($0.02-$0.05)	$0.17-$0.21	$0.28-$0.32
EPS Impact YOY[1]	$0.00	($0.05)	($0.10)	$0.15	$0.20	$0.10

Estimated earnings impact reflects cost savings only. Additional anticipated benefits include:

- Higher customer retention
- Ability to serve new customer segments profitably
- Reduced inventory
- Reduced supplier receivables

[1] Using a point within the range

Good things come from Sysco

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Positioned for Consistent and Profitable Sales Growth Grow Sales Faster Than the Industry Approach $50B in annual sales by FY15 Assume modest industry growth of 2-3% Assume additional Sysco growth of 2-3% Grow Earnings Faster Than Sales Achieve $3.00 EPS in FY15 FY10 EPS of $1.99 Implied growth rate of ~9% Assume 1 ppt of operating margin expansion Maintain Industry- Leading ROIC Approach 20% ROIC Assumes no significant acquisitions Assumes no significant increase in debt 89

Bill DeLaney President & CEO

Closing Remarks 91 Sysco has a strong foundation Long history of profitable growth, strong execution and disciplined management Market leader with many competitive advantages and capabilities We expect modest industry growth, but believe Sysco has opportunities to grow in excess of the industry We are focused on our strategy to grow profitably and have the experience and capabilities to execute effectively Optimizing our core business brings significant opportunities Target growth in contract business, while continuing to focus on growth of street business Business Transformation enhances our competitive advantages Heightened focus on developing acquisition pipeline (same disciplined approach) Continue to implement improvements in productivity and procurement of product

Optimize Core Invest in Core Business Accelerate Contract Sales Growth Optimize Fold-in Acquisitions Increase Customer Retention Innovation Optimize the Core Business Transformation Executing Our Strategy Potential Strategic Acquisitions Expand the Core Talent Management 92

93 Sysco Participants Bill DeLaney President and Chief Executive Officer Bill began his Sysco career in 1987 as assistant treasurer at Sysco's corporate headquarters in Houston. He was promoted to treasurer in 1991, and in 1993 was named a vice president of the corporation, continuing in that role until 1994. He joined Sysco Syracuse in 1996 as chief financial officer, progressed to senior vice president in 1998 and executive vice president in 2002. In 2004, he moved to Sysco Charlotte as president and chief executive officer. Bill returned to Houston in 2007 and subsequently was named executive vice president and chief financial officer of the corporation. He was promoted to chief executive officer and became a member of Sysco's board of directors in 2009 and assumed his current position in 2010. Manny Fernandez Chairman of the Board Manny has served as a director of Sysco since November 2006. He is the former chairman, president, and chief executive officer of Gartner Incorporated. Previously, he was president and chief executive officer at Dataquest, Incorporated; Gavilan Computer Corporation; and Zilog Incorporated. Manny also serves on the board of directors of Brunswick Corporation, Flowers Foods, Inc., and The Black & Decker Corporation. He became Sysco's non- executive chairman in March 2009. Bill Day Executive Vice President, Merchandising and Supply Chain Bill began his Sysco career in 1983 as a staff accountant at Sysco Memphis. He moved to Sysco Corporate in 1987 and in 1991 led the deployment of a new company-wide operating system. He was promoted to assistant controller of the corporation and became a corporate officer in 1999. He started the RDC project in 2000 and was promoted to vice president, supply chain management in 2003. In 2007, Bill was promoted to senior vice president, supply chain management and took on the additional responsibilities of the company's merchandising activities in 2009. He stepped up to his current role in 2010.

94 Jim Hope Executive Vice President, Business Transformation Jim began his Sysco career in 1987 as a financial analyst at the corporate headquarters in Houston and advanced through a variety of management positions before moving to Sysco Kansas City in 1993 as chief financial officer. In 2000, he was promoted to president and chief executive officer of that company. He returned to Houston in 2005 to serve as a group president for Sysco's strategic development initiative where he focused on customer needs. In 2007, he was promoted to senior vice president, sales and marketing, and in 2008 he assumed leadership of Sysco's business transformation. He was promoted to his current position in 2009. Chris Kreidler Executive Vice President and Chief Financial Officer Chris joined Sysco in 2009 after serving as executive vice president and CFO at C&S Wholesale Grocers. Prior to joining C&S, he was a senior finance executive at Yum! Brands, Inc. He joined that company's predecessor, PepsiCo, in 1996 and progressed through increasingly responsible finance roles, culminating in his position as senior vice president, corporate strategy and treasurer, in which he had global responsibility for strategy, treasury, M&A, and risk management. Mike Green Executive Vice President, Foodservice Operations Mike began his foodservice career in 1981, serving 10 years in various sales and management positions before joining Sysco Chicago as a member of the management development program in 1991. He progressed to vice president of marketing that same year, vice president of marketing and merchandising in 1992, and in the fall of 1992 was named executive vice president of the Chicago operation. He was moved to Sysco Detroit in 1994 as president and CEO. Mike was promoted to senior vice president operations, midwest region for the corporation in 2004 and became executive vice president, northeast and north central U.S. foodservice operations in 2008. He was named to his current position in 2010.

95 Larry Pulliam Executive Vice President, Foodservice Operations Larry began his Sysco career in 1975 with a predecessor company in Fort Worth, Texas. After joining Sysco's corporate office in 1987, he served in various leadership roles in operating companies, returning to Sysco's corporate office in 1997 as vice president and chief information officer. He was promoted to president and chief executive officer of Sysco Houston in 2000, and in 2002 Larry returned to Sysco's corporate office as senior vice president of merchandising services. He was promoted to executive vice president, sales and global supply chain in 2006, and in 2009 was promoted to executive vice president, foodservice operations with responsibility for contract sales, distribution services, Sysco's specialty companies and international operations.